ADVANCED SERIES TRUST

Supplement dated August 14, 2009 to the
Prospectus dated May 1, 2009.

This supplement sets forth certain changes to the Prospectus of Advanced Series Trust (the Fund) dated May 1, 2009 with respect to the indicated Portfolios of the Fund. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Fund’s Prospectus and should be retained for future reference.

Footnote 3 to the table entitled “Annual Portfolio Operating Expenses” is hereby deleted in its entirety and replaced with new footnote 3 set forth below:

3 Effective as of July 1, 2009, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Academic Strategies	0.80%
AST Alliance Bernstein Core Value	0.88%
AST Investment Grade Bond	1.00%
AST Money Market	0.56%
AST Bond Portfolio 2015	1.00%
AST Bond Portfolio 2016	1.00%
AST Bond Portfolio 2018	1.00%
AST Bond Portfolio 2019	1.00%
AST Bond Portfolio 2020	1.00%

ASTSUP2